UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 13, 2016

AGL RESOURCES INC.

(Exact name of registrant as specified in its charter)

Georgia	1-14174	58-2210952
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

Ten Peachtree Place NE, Atlanta, Georgia 30309

(Address and zip code of principal executive offices)

404-584-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

The disclosure set forth under Item 2.03 below is incorporated by reference in response to this Item 1.01.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On May 13, 2016, AGL Capital Corporation (“AGL Capital”), a wholly owned subsidiary of AGL Resources Inc., (the “Company”), commenced an offering of its 3.250% Senior Notes due 2026 in the aggregate principal amount of $350,000,000 (the “Notes”) and the related guarantee thereof (the “Guarantee”) by the Company as guarantor. The offering of the Notes closed on May 18, 2016.

The Notes were offered and sold in an underwritten public offering pursuant to the Registration Statement on Form S-3ASR (Registration Nos. 333-190280 and 333-190280-02) filed by the Company and AGL Capital with the Securities and Exchange Commission on July 31, 2013 (the “Registration Statement”) and the prospectus supplement dated May 13, 2016, which was filed with the Securities and Exchange Commission on May 16, 2016. AGL Capital intends to use $300 million of the net proceeds from the offering to repay its 6.375% senior notes and the balance of the net proceeds to repay short-term indebtedness incurred under its commercial paper program and for other general corporate purposes of the Company.

The Underwriting Agreement for the Notes, dated May 13, 2016, by and among AGL Capital, as issuer, the Company, as guarantor, and J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC and U.S. Bancorp Investments, Inc., for themselves and on behalf of the other several underwriters listed on Schedule A thereto, relating to the offering of the Notes is filed as Exhibit 1.1 to this Form 8-K and is incorporated by reference herein and into the Registration Statement.

The Notes were issued under an Indenture, dated as of February 20, 2001, by and among AGL Capital, the Company and The Bank of New York Mellon Trust Company, N.A., as trustee, which is Exhibit 4.1 to this Form 8-K and is incorporated by reference herein and into the Registration Statement.

The global note and the Guarantee are filed as Exhibits 4.2 and 4.3 to this Form 8-K, respectively, and are incorporated by reference herein and into the Registration Statement.

Item 7.01.	Regulation FD Disclosure.

The Company issued a press release on May 16, 2016 announcing the offering of the Notes. The press release is furnished as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(D) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated May 13, 2016, by and among AGL Capital Corporation, as issuer, AGL Resources Inc., as guarantor, and J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC and U.S. Bancorp Investments, Inc., for themselves and on behalf of the several underwriters listed on Schedule A thereto, related to the 3.250% Senior Notes due 2026.

4.1	Indenture, dated February 20, 2001, among AGL Capital Corporation, as issuer, AGL Resources Inc., as guarantor, and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A., as successor trustee to The Bank of New York), as trustee (incorporated herein by reference to Exhibit 4.2 to AGL Resources Inc.’s registration statement on Form S-3, filed on September 17, 2001, File No. 333-69500).

4.2	AGL Capital Corporation 3.250% Senior Notes due 2026.

4.3	AGL Resources Inc. Guarantee related to the 3.250% Senior Notes due 2026.

5.1	Opinion of Troutman Sanders LLP related to the 3.250% Senior Notes due 2026.

5.2	Opinion of Woodburn and Wedge, special Nevada counsel, related to the 3.250% Senior Notes due 2026.

24.1	Consent of Troutman Sanders LLP related to the 3.250% Senior Notes due 2026 (included in Exhibit 5.1).

24.2	Consent of Woodburn and Wedge related to the 3.250% Senior Notes due 2026 (included in Exhibit 5.2).

99.1	Press Release of AGL Resources Inc., dated May 16, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGL RESOURCES INC.
(Registrant)
Date: May 18, 2016

	By:	/s/ Elizabeth W. Reese
	Name:	Elizabeth W. Reese
	Title:	Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

1.1	Underwriting Agreement, dated May 13, 2016, by and among AGL Capital Corporation, as issuer, AGL Resources Inc., as guarantor, and J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC and U.S. Bancorp Investments, Inc., for themselves and on behalf of the several underwriters listed on Schedule A thereto, related to the 3.250% Senior Notes due 2026.

4.1	Indenture, dated February 20, 2001, among AGL Capital Corporation, as issuer, AGL Resources Inc., as guarantor, and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A., as successor trustee to The Bank of New York), as trustee (incorporated herein by reference to Exhibit 4.2 to AGL Resources Inc.’s registration statement on Form S-3, filed on September 17, 2001, File No. 333-69500).

4.2	AGL Capital Corporation 3.250% Senior Notes due 2026.

4.3	AGL Resources Inc. Guarantee related to the 3.250% Senior Notes due 2026.

5.1	Opinion of Troutman Sanders LLP related to the 3.250% Senior Notes due 2026.

5.2	Opinion of Woodburn and Wedge, special Nevada counsel, related to the 3.250% Senior Notes due 2026.

24.1	Consent of Troutman Sanders LLP related to the 3.250% Senior Notes due 2026 (included in Exhibit 5.1).

24.2	Consent of Woodburn and Wedge related to the 3.250% Senior Notes due 2026 (included in Exhibit 5.2).

99.1	Press Release of AGL Resources Inc., dated May 16, 2016.

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